Exhibit 10.6

**Confidential treatment requested on certain portions of this agreement. An unredacted version of this agreement has been filed separately with the Securities and Exchange Commission.

FOURTH AMENDMENT
TO
TOLL MANUFACTURING AGREEMENT

This Fourth Amendment (this “Amendment”) to the Toll Manufacturing Agreement, effective as of August 1, 2010 (the “Amendment Effective Date”), is made by and between KCI Manufacturing (“KCI”) and Avail Medical Products, Inc. (“Avail”).  Avail and KCI are referred to herein as the “Parties.”

RECITALS

WHEREAS, KCI and Avail are party to that certain Toll Manufacturing Agreement by and between KCI and Avail entered into as of December 14, 2007 and as amended by that certain Amendment to Toll Manufacturing Agreement dated as of July 31, 2008, that certain Second Amendment to Toll Manufacturing Agreement effective as of April 1, 2009 and that certain Third Amendment to Toll Manufacturing Agreement effective as of January 1, 2010 (the “Toll Agreement”); and

WHEREAS, Avail provides certain order fulfillment services from its warehouse in Otay, Baja California, Mexico to KCI pursuant to the Toll Agreement, including general pick and pack and shipping functions, as well as global distribution of the Products; and

WHEREAS, the Parties wish to amend the Toll Agreement to further address the Order Fulfillment Services as set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Add the following paragraph to the Toll Agreement as section 5(n):

General Business Reviews. Avail shall participate in quarterly general business reviews with KCI and shall also report on all items relevant to the Order Fulfillment Services as may be reasonably requested by KCI, including, but not limited to, receipt of Products into the Otay Warehouse, shipping of Products from the Otay Warehouse to KCI’s distribution network and inventory accuracy (as measured by cycle count performance) during such quarterly reviews. Avail shall also provide the same or similar reports to KCI on or prior to the fifth business day of each month. The parties may agree from time to time to delete, add or modify the content and delivery of such reports without the need to further amend the Toll Agreement.

2.	Add the following paragraphs to the Toll Agreement as section 5(o):
Order Fulfillment Services. Avail shall provide certain order fulfillment services at its warehouse in Otay, Baja California, Mexico (the “Otay Warehouse”), including storage of Products, general pick and pack and shipping functions, as well as global distribution of the Products (the “Order Fulfillment Services”).

(i) The parties agree that the Processing Services Fees include [***]. However, both parties further agree that the Processing Services Fees are based upon good faith quantity estimates provided to Avail by KCI and relied upon by Avail in setting up its order fulfillment operation at the Otay facility. [***] Such compensation shall be per the following table.

Annual Order Volume (stated in cases of Products per Calendar Year	Compensation due Avail
[***]	[***]

[***]

(ii) In the event that the parties do not agree on the order volume, the finance departments of both parties shall jointly reconcile their records and determine the volumes. Avail shall be entitled to invoice KCI for the applicable compensation based on the reconciled annual volumes. KCI shall pay such invoice within [***] days of receipt.

(iii)  KCI shall have the right to inspect and audit Avail’s business processes and procedures relating to the Order Fulfillment Services as KCI deems necessary and upon reasonable advance notification to Avail. KCI agrees that its personnel shall at all times while on the Avail premises abide by the Avail policies and procedures related to safety, security and confidentiality. KCI agrees that it shall pay Avail reasonable fees for any additional services that KCI may request of Avail, and as agreed to by the parties, [***].

3.	Add the following paragraph to the Toll Agreement as Section 5(p):
In the event that there are any interruptions excluding product availability in the Order Fulfillment Services or deviations from agreed-upon processes and procedures related thereto (a “Reportable Event”), Avail shall provide telephonic notice of such Reportable Event to the individuals listed below within the timeframes set forth. If telephonic notification is not possible, Avail shall exercise reasonable efforts to notify the KCI team through other means.

KCI Contact	Timeframe	Method of Contact
Senior Manager, Distribution	By noon of the date of the event if the event occurs prior to 11 a.m., and by 5 p.m. PDT if the event occurs after 11 a.m., sooner if possible.	Telephone
Vice President, Global Distribution and Logistics	Within 1 hour of attempted contact of Senior Manager, Distribution if Senior Manager, Distribution is unreachable	Telephone
Vice President, Global Supply Chain	Within 1 hour of attempted contact of Vice President, Global Distribution and Logistics if Vice President, Global Distribution and Logistics is unreachable	Telephone

The Parties may update the foregoing contact information from time to time without the need to further amend the Toll Agreement.

4.	The Service Level Agreement (“SLA”) Contained in this Amendment as Schedule A is incorporated in compliance with the requirements of Section 10 (a) of the Toll Agreement.
5.	KCI shall have the right to direct execution of the Order Fulfillment Services including, but not limited to, Product allocation, during extraordinary circumstances.
6.	In the absence of other specific direction from KCI, Avail shall use its commercially reasonable efforts to fulfill all orders routed through the Otay Warehouse

Except as expressly amended by this Amendment, the Toll Agreement shall remain in full force and effect.  Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Toll Agreement.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment effective as of the Amendment Effective Date set forth herein.

KCI MANUFACTURING		AVAIL MEDICAL PRODUCTS, INC.

By:	/s/ John Elwood	By:	/s/ Manny Mariweather
Name:	John Elwood	Name:	Manny Mariweather
Title:	VP Global Mfg.	Title:	Director
22/12/10

(Signed Copy on File)

Schedule A

Service Level Agreement (SLA)

1.- All orders dropped after 7 am PST are considered the following day’s orders for reporting purposes

2.- [***]

3.- Business days (M-F) are considered in the metric. Holidays are not counted if the border is not open for the full day.

4.- [***]

SLA Requirements (assuming product is in inventory)

Service Centers             Ship within [***] defined as by [***] the day following the drop day.

Distribution Centers     Ship within [***] defined as by [***] the day following the drop day.

International                  To meet the booking provided by the customer, with minimum [***] days’ notice

Air Shipment                  Ship within [***] ([***] pallets) defined as by [***] the day of the drop

Air Shipment                  Ship within [***] ([***] pallets) defined as by [***] the day following the drop day.

Parcel                               [***] defined as by [***] the day following the drop day.